Statement of Additional Information (SAI) Supplement
American Century Mutual Funds, Inc. (SAI dated March 1, 2010)
American Century Strategic Asset Allocations, Inc. (SAI dated April 1, 2010)
American Century World Mutual Funds, Inc. (SAI dated March 1, 2010)

Supplement dated February 1, 2011

The following entry is added to the Independent Directors table in the Management section of the SAI:

Jan M. Lewis

Year of Birth: 1957

Position(s) with the Funds: Director

Length of Time Served: Since 2011

Principal Occupation(s) During the Past Five Years: President and Chief Executive Officer, Catholic Charities of Northeast Kansas (human services organization)(2006 to present); President, BUCON, Inc. (metal buildings producer) (2004 to 2006)

Number of Funds in Fund Complex Overseen by Director: 61

Other Directorships Held by Director During the Past Five Years: None

Education/Other Professional Experience: BS in Civil Engineering, University of Nebraska and MBA, Rockhurst College; CPA; 20 years of experience with Butler Manufacturing Company and its subsidiaries

Additionally, Jan M. Lewis is added as a member of the Compliance and Shareholder Services and Fund Performance Review committees in the Committees section of the SAI.

©2011 American Century Proprietary Holdings, Inc. All rights reserved.

CL-SPL-70764  1102